THE NEXT STEP IN OUR TRANSFORMATION JOURNEY APRIL 13, 2023

Forward Looking Statements This presentation contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward- looking statements including without limitation our statements regarding inflationary pressures on Garrett's business and man agement's inflation mitigation strategies, financial results and financial conditions, industry trends and anticipated demand for our products, Garrett’s st rategy, anticipated supply constraints, including with respect to semiconductors, anticipated developments in emissions standards, trends including with respect to p roduction volatility and volume, Garrett's capital structure, anticipated new product development and capital deployment plans for the future including expect ed R&D expenditures, anticipated impacts of partnerships with third parties, Garrett's outlook for 2023, the capital structure transactions described herein, potential repurchases of shares of Common Stock and Series A Preferred Stock under Garrett’s share repurchase program, and the planned debt financing in connect ion with the transactions described herein. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of Garrett to be materially different fro m any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include but are not limited to the Company ’s ability to complete the transactions described herein, including on the timelines the Company anticipates, the anticipated impacts to the Company of the transactions, including on the Company’s stock price, cash flows and anticipated future investments, the availability of debt financing in amounts and on te rms acceptable to the Company, risks relating to potential purchases by the Company of shares of common stock and Series A preferred stock under the Company’s sha re repurchase program, and risk factors described in our annual report on Form 10-K for the year ended December 31, 2022, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward -Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Non-GAAP Financial Measures This presentation includes the following Non-GAAP financial measures which are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”): constant currency net sales growth, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Consolidated EBITDA, Adjusted Free Cash Flow, Adjusted Free Cash Flow Conversion, Adjusted EBITDA – Capex Conversion, EBIT, Liquidity, Debt, and Debt to Consolidated EBITDA. The Non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix containing Non -GAAP Reconciliations and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures different ly. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our on going operations and analysis of ongoing operating trends. Garrett believes that the Non-GAAP measures presented herein are important indicators of operating performance because they exclude the effects of certain items, therefore making them more closely reflect our operational performance. These metrics s hould be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional information with respect to our Non -GAAP financial measures, see the Appendix to this presentation and our annual report on Form 10-K for the year ended December 31, 2022.

Today’s Presenters Olivier Rabiller President & CEO (Since 2016) 21 Years at Garrett / Honeywell 28 Years Industry Experience Sean Deason CFO (Since 2020) 3 Years at Garrett 23 Years Industry Experience

Transaction Overview Key Updates & Transaction Rationale • Garrett has consistently delivered strong performance over the past two years, through a volatile macroeconomic environment ‒ Redeemed ~$620M of Series B Preferred Stock (“Series B”) rapidly over three quarters ‒ Initiated Series A Preferred Stock (“Series A”) cash dividend in Q3 2022 • With continued strong performance in Q1 2023, Garrett is closer to achieving the remaining milestones that cause the Series A Automatic Conversion to Common Stock • Garrett is focused on ensuring such conversion is effectuated optimally; for over a year, Garrett has been exploring ways to further normalize the Company’s capital structure and ultimately formed a committee of disinterested directors (the “Preferred Conversion Committee”) to explore such alternatives, including this Transaction • This Transaction simplifies Garrett’s capital structure by converting all Series A to Common Stock in a structured, organized fashion; eliminates uncertainty around timing of the conversion; and reduces investor rights of large shareholders Transaction Overview • All Series A is expected to convert into Common Stock on or about July 3, 2023, after which date Garrett’s capital structure will consist of a single equity class ‒ Conversion will no longer be subject to meeting certain financial / stock price milestones • Garrett has reached agreements to repurchase approximately $280M of Series A from Centerbridge and approximately $290M of Series A from Oaktree (together with the Series A amendment and conversion, the “Transaction”) ‒ As part of the Transaction, Centerbridge and Oaktree will reduce their governance rights and lock up their remaining shares ▪ Centerbridge and Oaktree are highly supportive, value-added shareholders and Board members. Both will continue to be significant shareholders with collective ~30%1 pro forma ownership and will have Board representation going forward ‒ Centerbridge and Oaktree today own 27% and 28% of Series A, respectively, and will consent to the Series A amendment Financing, Timing & Other Considerations • Series A repurchase to be funded via $700M incremental Term Loan B ‒ Incremental Term Loan B expected to close in Q2 2023 ‒ Results in limited increase in leverage • Garrett’s Board of Directors has approved an increase in our existing share repurchase authorization to $250M ‒ Immediate capacity for Series A and Common Stock repurchases through Term Loan B proceeds and cash on-hand, plus future support from improved cash flow generation 1 Excludes impact of dilutive securities and any payment of aggregate accumulated dividend. On an as-converted basis

Key Transaction Benefits

1. Simplified Capital Structure and Attractive Investment Opportunity
   - Greater liquidity with a single class of shares
   - Removes uncertainty around the timing of Series A conversion

2. Reduces Ownership Concentration and Investor Rights of Large Shareholders
   - Reduced concentration, moving toward an equity base more typical of a public company
   - Centerbridge and Oaktree will continue to be significant holders with strong conviction in Garrett; they will collectively own ~30%[1] of the Company, remain on the Board of Directors with one Director each, and have agreed to staggered lock-ups

3. Multi-Billion Dollar Common Stock Market Capitalization
   - Facilitates transition to diversified shareholder base with meaningful long-term institutional ownership
   - May broaden index membership and increase related weightings

4. Significantly Accretive to Already Robust Cash Flow Generation; ~$100M+ Annual Net Cash Flow Benefit
   - Eliminates annual Series A cash dividend
   - Robust cash flow generation profile provides enhanced ability to de-lever in the short-term

5. **Enhances Garrett's Ability to Return Capital to Shareholders and Invest in Organic & Inorganic Growth**
   - Enhanced cash flow generation provides greater flexibility for future share repurchases and potential dividends
   - Incremental cash flow to invest in technology development and portfolio enhancement

[1] Excludes impact of dilutive securities and any payment of aggregate accumulated dividend. On an as-converted basis

5

Repurchase and Investor Rights Summary Repurchase Price • $8.10 per share in cash, which will be adjusted to equal the volume-weighted average price of the Common Stock for the fifteen trading days following announcement, subject to a minimum price of $7.875 per share and a maximum price of $8.50 per share Share Repurchase • Approximately $280M of Series A from Centerbridge and approximately $290M of Series A from Oaktree, for a total of $570M Lock-Up • Centerbridge & Oaktree have agreed to staggered lock-ups: ‒ 6-month lock-up for 50% of shares; ~30%1 of pro forma market capitalization under lock-up for 6 months ‒ 12-month lock-up for 50% of shares; ~15%1 of pro forma market capitalization under lock-up for 12 months • Lock-ups apply to all of Garrett’s equity securities beneficially owned by Centerbridge and Oaktree and their affiliates Governance • Centerbridge and Oaktree to reduce their investor rights from designating three directors each to the Board of Directors to no more than one designee each • The foregoing Board nomination rights will terminate for Centerbridge or Oaktree if their ownership falls below 10% (each) Share Repurchase Authorization • In addition to the repurchase from Centerbridge and Oaktree, Garrett will increase its existing share repurchase authorization to $250M ‒ Supported by Term Loan B proceeds, ample cash on-hand, and future free cash flow generation Additional Payment • As part of the Transactions, all holders of Series A Preferred Stock will receive an amount equal to: ‒ $0.17 per share, the preference dividends that will accrue on the Series A Preferred Stock through June 30, 2023; ‒ Approximately $0.6835 per share, the accrued and unpaid preference dividends on the Series A Preferred Stock as of June 30, 2023; and ‒ $0.144375 per share, the preference dividends that would have accrued through September 30, 2023 • Other than the preference dividend that would have accrued through September 30, 2023, which will be paid in cash, these amounts may be paid to all holders in cash, stock, or a combination of cash and stock, at the election of the Company, and any stock issued will be valued at the adjusted purchase price paid to Centerbridge and Oaktree 1 Excludes impact of dilutive securities and any payment of aggregate accumulated dividend. On an as-converted basis

Transformation of Capitalization and Cash Flows

Garrett
ADVANCING MOTION

	Today		Pro Forma for Transaction	
Share Classes	Two classes of equity: Series A Preferred Stock; Common Stock	% Outstanding Shares (chart 1)	One class of equity: Common Stock; Enables Greater Trading Liquidity	% Outstanding Shares (chart 3)
Ownership	Substantial concentration of ownership in largest Series A investors	% Ownership[1,2] (chart 2)	Diversifies shareholding; no individual holder with greater than ~15%[2] ownership	% Ownership[2] (chart 4)
Series A Dividend Obligation	Series A Preferred Stock 11.0% annual dividend	~($160M) Annual Series A Dividend	No Series A dividend; unlocks additional cash flow to pursue share repurchases, dividends, and M&A	~$100M+ Annual Net Cash Flow Benefit
Liquidity	Strong liquidity position and no debt maturities until 2028	$721M Q4 2022 Liquidity[3]	Continued strong liquidity position and no debt maturities until 2028	~$770M Pro Forma Q4 2022 Liquidity

% Outstanding Shares (Today)



Common
21%
Series A
79%

% Ownership[1,2] (Today)



Centerbridge
22%
Oaktree
23%
Others
54%

% Outstanding Shares (Pro Forma)



Common
100%

% Ownership[2] (Pro Forma)



Centerbridge
~15%
Oaktree
~15%
Others
~70%

Capitalization

Today		Pro Forma for Transaction	
Debt ($M)[3]	$1,186	Debt ($M)	$1,886
Series A Market Cap ($M)[4]	$2,243	Series A Market Cap ($M)	--
Common Market Cap ($M)[4]	$535	Common Market Cap ($M)[4]	$1,976

[1] Percentages may not sum to 100 due to rounding
[2] Excludes impact of dilutive securities and any payment of aggregate accumulated dividend. On an as-converted basis
[3] See Appendix for reconciliations of the Non-GAAP measures
[4] Reflects share prices as of April 12, 2023 ($9.15 Series A share price, $8.25 Common Stock share price). Pro forma share count subject to change

7

Proven Ability to Generate Cash and Rapidly De-Lever

Garrett
ADVANCING MOTION

- Demonstrated track record of consistent, robust adjusted free cash flow generation
- Consistently ~60% Adjusted Free Cash Flow Conversion[1]
- Consistently >80% Adjusted EBITDA – Capex Conversion[1]
- $440M of Adjusted EBITDA[1] and $128M of Adjusted Free Cash Flow[1] in 2020, despite COVID-19 headwinds
- Redeemed ~$620M of Series B rapidly over 3 quarters
- Net de-leveraging of ~0.7x over the last 6 quarters[2]
- Series A conversion to yield ~$100M+ annual net cash flow benefit
- Targeting to return to 2.0x net leverage

Adjusted Free Cash Flow[1] Over Time



$M
Transaction Eliminates ~$160M Annual Series A Dividend Paid from Adjusted Free Cash Flow[1]
$367
$313[3]
$300 - $400[4]
2021
2022
2023 Outlook

Adj. Free Cash Flow Conversion[1]		
60%	55%[3]	60%[4]

[1] See Appendix for reconciliations of the Non-GAAP measures
[2] Includes Series B
[3] Negatively impacted ($28M) by interest payment due to early, full redemption of Series B
[4] Excludes interest expense from incremental Term Loan B. For Adjusted Free Cash Flow Conversion, reflects midpoint of Adjusted Free Cash Flow and Adjusted EBITDA 2023 outlook

8

• Garrett expects to achieve financial results in the upper end of the full year 2023 outlook published on February 14, 2023 • Full year 2023 outlook will be updated during Garrett’s next earnings conference call • Year to date, better than expected financial performance has been primarily driven by: ✓ Strong industry volumes in key regions ✓ The successful ramp-up of new programs ✓ Operational excellence ✓ Favorable foreign exchange 2023 Outlook Net Sales • $3.55B to $3.85B Net Sales Growth at Constant Currency1 • +1% to +6% Net Income • $255M to $300M Adjusted EBITDA1 • $555M to $615M Net Cash Provided By Operating Activities • $390M to $490M Adjusted Free Cash Flow1 • $300M to $400M 1 See Appendix for reconciliations of the Non-GAAP measures

GARRETT MOTION THE NEXT CHAPTER

Garrett Snapshot

Garrett
ADVANCING MOTION

Key Statistics

~9,300[1]
Employees

~1,250
Engineers

$90M+
Annual R&D Spent on Electrification

1,600+
Patents Issued or Pending

5
R&D Centers

13
State-of-the-art Manufacturing Facilities

120M+
Garrett Turbos In Use Globally

40+
OEMs Served Globally

2022 Revenue Breakdown

By Geography



2%
19%
31%
48%

- North America
- Asia
- Europe
- Other

By Product Line



2%
26%
41%
19%
12%

- Diesel
- Gas
- Commercial Vehicle
- Aftermarket
- Other

Technologies Offering

Emission Reduction


Turbo-Compounding


Variable Nozzle Turbine (VNT)


Two Stage


Wastegate


Free-Float


Double Axle VNT


E-Turbo


E-Compressor

Zero Emission


Fuel Cell Compressor


E-Powertrain


E-Cooling

[1] Includes approximately 7,300 permanent employees and 2,000 temporary and contract workers globally as of 12/31/2022

11

Leader in a Consolidating Industry with Exceptional Cash Flow Generation A Unique Company at the Forefront of Innovation 1 2 3 4 Strong Earnings Visibility and Resilience Optimized Capital Allocation to Enable Share Repurchases, Potential Future Dividends, and M&A Technology Innovator and Targeted Investments in Zero Emission Technologies

1 Leader in a Consolidating Industry with Exceptional Cash Flow Generation

Garrett
ADVANCING MOTION

Expanding Leadership Across Turbo Verticals Served

#1 Position Achieved and Strengthened by >50% Average New Business Win Rate

	2018 Rank	2023 Rank[1]
LV Diesel	#1	#1
LV Gas	#4	#1
CV	#1*	#1*

(*) On OEM addressable industry, excluding in-house

Trusted Partner to Customers Globally

High Degree of Customer Stickiness with OEMs Given Co-Development

Long-Term Co-Development Spans Full Life of Engine
20+ Year Cycle

- Pre-Development: 4 Years
- Product Development: 2 Years
- Vehicle Production: 3 – 5 Years
- Aftermarket: 10 – 15 Years

- ✓ Turbos are highly specialized and are the most expensive engine component
- ✓ Deeply embedded development process drives customer loyalty
- ✓ Longstanding customer relationships with major LV and CV OEMs
- ✓ Garrett is the choice turbo supplier in a consolidating industry

Attractive Financial Profile

$340M	Average Annual Adjusted Free Cash Flow[2] Last 2 Years
60%	Midpoint 2023 Outlook Adjusted Free Cash Flow Conversion[2,3]
15.8%	2022A Adj. EBITDA Margin[2]
13.5%	2022A Adj. EBIT Margin[2]
<3%	Capex as % of Net Sales Required
~80%	Variable Cost Structure
85%	Of Production in Low-Cost Regions

[1] Source: Management Estimate
[2] See Appendix for reconciliations of the Non-GAAP measures
[3] Excludes interest expense from incremental Term Loan B. Reflects midpoint of Adjusted Free Cash Flow and Adjusted EBITDA 2023 outlook

13

Strong Earnings Visibility and Resilience 80% of OEM Revenue Awarded 4 Years in Advance Meaningful Contribution from High-Margin, Resilient Non-Light Vehicle Verticals 2 Awarded Non-awarded 99% 95% 88% 80% 1% 5% 12% 20% 2023 2024 2025 2026 OEM Revenue Awarded for Future % CV, Industrial & AM 31% Other 69% Revenue Contribution (2022A) 82 85 88 91 54% 55% 57% 58% 2022 2023 2024 2025 ✓ Stable Earnings Stream ✓ High OE Stickiness 1 Source: S&P Mobility (IHS), February 2023. Turbo Penetration calculated on all ICE vehicles, including gasoline and diesel Commercial Vehicle, Industrial, and Aftermarket Products Are Higher Margin and Contribute to Earnings on an Outsized Basis ✓ Long Lifespan Projects ✓ Sticky Revenues: High Switching Costs ✓ Predictable Revenues: Revenue Streams Over Life of Platform ✓ Aftermarket Revenues: Services Throughout Life of Engine / Platform Turbo Penetration Increasing Globally Global Light Vehicle Production and Internal Combustion Engine Turbo Penetration1 M Units / % Light Vehicle Production, M Units Turbo Penetration on ICE, % >50% Win Rate in the Past 5 Years and Growing Turbo Penetration Position Garrett for Sustained Growth

3 Successful Innovation Shift to Technologies for Electrified Vehicles, Leveraging Core Competencies

Garrett
ADVANCING MOTION

Core Competencies Enabling Advanced Electrification Solutions

Turbomachines for Air Compression		High precision design & assembly, high speed balancing, and ability to operate in harsh environments across multiple use cases	Withstands temperatures up to 1,200 degrees Celsius
High-Speed Motors		Best-in-class power density, producing the same amount of power in a smaller, more compact form	Garrett E-Turbo e-motor can rotate in excess of 200,000 RPM, operating at 10x typical automotive speeds
Power Electronics		Unique, compact design for high speed / high power motor control, operating in harsh environments (vibration, temperature)	High voltage 400-800V electronics at industry-leading 30kHz switching frequency
Control Software		Use on-board digital twins to optimize energy efficiency of all vehicle types in real-time	Up to 30x smaller memory footprint and up to 6x faster execution time vs. closest competitor

400 Engineers Dedicated to Electrification Today

Overview of Electrification Hiring and Organization Headcount Over Time



Engineers hired & re-trained in past 5 years, now focused on new electrification technologies
<75
~400
2015
2016
2017
2018
2019
2020
2021
2022

>50% Of Engineering Investment

$90M+ Annual R&D Spent on Electrification

In-House Design High-Speed Motors, Inverters, Software

Best-in-Class R&D Culture and Unique Capabilities in Electrical Machinery Attracting Industry-Leading Engineers in Electrification

15

3 Zero Emission Technology Gains Relevance in Portfolio, Delivered with Attractive Profitability

Garrett
ADVANCING MOTION

Strong Zero Emission Vehicle Technology Pipeline and Active Customer Engagement

		Why Garrett Wins	Key Achievements
Fuel Cell		✓ Best-in-class packaging and energy efficiency ✓ Leadership in power density and durability ✓ 3rd generation; technology more mature versus competitors ✓ In-house design	3 Series Production Contracts Won with OEMs in '22 (1 in NA, 1 in CN, 1 in EU) ~200 Prototypes Delivered 15+ Customers Engaged
E-Powertrain		✓ Best-in-class power density reduces product weight and use of rare minerals ✓ Small packaging leaves more room for battery and / or cabin space ✓ In-house design	1st Pre-development Contract Won 10+ Customers Engaged
E-Cooling		✓ Step change in cooling and heating power for ZEV thermal management ✓ Reduced power consumption enables vehicle range increase / reduces battery size ✓ Reduced noise levels ✓ In-house design	Engaging Advanced Development Teams for Prototyping Early Customer Engagement

Zero Emission Technology Targets

~$350M	Already Awarded Lifetime Revenue of Zero Emission Vehicle Contracts
~$1B	2030E Zero Emission Vehicle Revenue
Accretive	Margin Impact of New Zero Emission Vehicle Contracts

16

4 Optimized Capital Allocation to Enable Share Repurchases, Potential Future Dividends, and M&A

Garrett
ADVANCING MOTION

Supported by $600M+ Adj. EBITDA[1,2] Outlook	Disciplined Organic Re-investment	✓ Continue to invest in differentiated technologies and capabilities in the consolidating turbo industry ✓ Increase targeted investment in R&D focusing on electrification technologies
Supported by $300M – $400M Adjusted Free Cash Flow[1] Outlook	Net Leverage	✓ Ability to rapidly de-lever with robust cash flow generation further enhanced by elimination of Series A dividend ✓ De-lever to 2.0x target net leverage following the Transaction
	Return of Capital	✓ Increase in share repurchase authorization to $250M ✓ Potential to allocate capital to dividends in the future
	M&A	✓ Bolt-on acquisitions and select inorganic growth to unlock synergies and enhance portfolio

[1] See Appendix for reconciliations of the Non-GAAP measures
[2] Reflects the midpoint of the upper range of the outlook, calculated as the midpoint of $585M – $615M

17

Key Takeaways Milestone Transaction Simplifies and Normalizes Garrett’s Capital Structure ✓ Builds upon Garrett’s ongoing strategy and multi-year initiative to normalize its capital structure ✓ Broadens addressable investor base through a larger market capitalization and enhanced liquidity ✓ Improves already robust cash flow generation, driving ~$100M+ annual net cash flow benefit ✓ Reduces ownership concentration and select Series A holders’ investor rights Positions Garrett for the Next Chapter ✓ Long and decorated history of innovation and leadership across verticals ✓ Longstanding relationships with global OEMs and continued focus on best-in-class customer experience ✓ Removal of Series A dividend outflow provides additional capital to further invest in cutting-edge innovation ✓ Continue to offer electrification technologies with a focus on differentiated solutions for zero emission vehicles Demonstrated Track Record of Superior Company Performance Across Cycles ✓ Strong visibility on future sales given winning track record with OEMs ✓ High-margin, high-value products with complex and advanced engineering ✓ Operational excellence and variable cost base translate to robust bottom line ✓ Generated $128MM of Adjusted Free Cash Flow 1 in 2020, despite COVID-19 headwinds to the auto industry 1 See Appendix for reconciliations of the Non-GAAP measures

Appendices Investors Eric Birge +1 (734) 228-9529 Eric.Birge@garrettmotion.com Media Christophe Mathy +41 78 643 7194 Christophe.Mathy@garrettmotion.com

84% 60% 77% 48% 58% NasdaqGS:GTX PV Powertrain Focused Median CV Powertrain Focused Median Diversified with PT Exposure Median Non-PT Supply Median 13% 7% 8% 4% 8% NasdaqGS:GTX PV Powertrain Focused Median CV Powertrain Focused Median Diversified with PT Exposure Median Non-PT Supply Median (Adjusted EBITDA1 – Capex) / Adjusted EBITDA1 2022A Garrett Delivers Best-in-Class Profitability and Free Cash Flow Source: Company Materials Note: For IFRS peers, (a) Adjusted EBITDA and Adjusted EBIT are burdened by lease expense and capitalized R&D and (b) capex excludes capitalized R&D. For US GAAP peers with finance leases, Adjusted EBITDA and Adjusted EBIT are burdened by finance lease expense 1 See Appendix for reconciliations of the Non-GAAP measures 2 Represents cumulative 2021A – 2022A 3 PV Powertrain Focused Peers include BorgWarner, Linamar, Schaeffler, and Vitesco Technologies 4 CV Powertrain Focused Peers include Dana, Cummins, American Axle & Manufacturing, and Allison Transmission 5 Diversified with PT Exposure Peers include Magna, Valeo, Faurecia, and Compagnie Plastic Omnium 6 Non-PT Supply Peers include NORMA, Continental, Brembo, Autoliv, Stabilus, Gestamp, Visteon, and Aptiv 2022A Adjusted EBIT Margin1 3 4 5 6 2021A – 2022A Average2: 86% 2021A – 2022A Average2: 14% 3 4 5 6

($ in millions) FY 2022 FY 2021 FY 2020 Net income - GAAP $390 $495 $80 Interest expense, net of interest income 6 82 76 Tax (benefit) expense 106 43 39 Depreciation 84 92 86 EBITDA (Non-GAAP) $586 $712 $281 Reorganization items, net 3 (125) 73 Stock compensation expense 11 7 10 Repositioning costs 4 16 10 Foreign exchange loss on debt, net of related hedging loss - 9 (38) Loss on extinguishment of debt 5 - - Other expense, net 2 - 45 Other non-operating income (41) (12) 5 Professional service costs - - 52 Capital tax expense - - 2 Adjusted EBITDA (Non-GAAP) $570 $607 $440 Less: Depreciation (84) (92) Adjusted EBIT (Non-GAAP) $486 $515 Net Sales $3,603 $3,633 $3,034 Net income margin 10.8% 13.6% 2.6% Adjusted EBITDA margin 15.8% 16.7% 14.5% Adjusted EBIT margin 13.5% 14.2% Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBIT

($ in millions) FY 2022 FY 2021 FY 2020 Net cash provided by (used for) operating activities (GAAP) $375 ($310) $25 Expenditures for property, plant and equipment (91) (72) (80) Net cash provided by (used for) operating activities less expenditures for property, plant and equipment (Non-GAAP) $284 ($382) ($55) Honeywell Indemnity Agreement expenses - - 43 Stalking horse termination reimbursement - 79 - Chapter 11 Professional service costs 5 220 101 Honeywell Settlement as per Emergence Agreement - 375 - Chapter 11 related cash interests - 41 - Stock compensation cash - 10 - Repositioning cash 4 14 5 Factoring and P-notes 20 10 34 Adjusted free cash flow (Non-GAAP) $313 $367 $128 Net income - GAAP $390 $495 $80 Operating cash flow conversion 96% (63%) 31% Adjusted EBITDA (Non-GAAP) $570 $607 $440 Adjusted free cash flow conversion 55% 60% 29% Adjusted EBITDA - Capex (Non-GAAP) $479 $535 Adjusted EBITDA - Capex conversion 84% 88% Reconciliation of Cash Flow from Operations to Adjusted Free Cash Flow and Related Ratios

($ in millions) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q4 2022 Q2 2021 Net income - GAAP $11 $26 ($105) $409 $63 $128 $88 $85 $105 $112 $390 $341 Interest expense, net of interest income 19 23 20 23 24 15 (4) 8 (9) 11 6 85 Tax (benefit) expense (1) 28 24 30 28 (39) 37 20 26 23 106 81 Depreciation 23 26 23 24 23 22 22 21 21 20 84 96 EBITDA (Non-GAAP) $52 $103 ($38) $486 $138 $126 $143 $134 $143 $166 $586 $603 Reorganization items, net 4 69 174 (295) (9) 5 1 1 - 1 3 (48) Stock compensation expense 2 2 2 1 2 2 2 3 3 3 11 7 Repositioning costs 2 2 8 3 3 2 1 2 1 - 4 15 Foreign exchange loss on debt, net of related hedging loss 5 (42) 33 (24) - - - - - - 0 (28) Loss on extinguishment of debt - - - - - - - 5 - - 5 0 Other expense, net 14 1 - - - - 1 - 1 - 2 15 Other non-operating (income) expense (3) 13 (3) (3) (3) (3) (2) (7) (2) (30) (41) 4 Professional service costs 44 (1) - - 1 (1) - - - - - 43 Capital tax expense - 2 - - 2 (2) - - - - - 2 Adjusted EBITDA (Non-GAAP) $120 $149 $176 $168 $134 $129 $146 $138 $146 $140 $570 $613 Unrealized foreign exchange gain - - (2) 2 3 (1) (1) (1) 1 (3) (4) - Interest Income - - 1 1 1 1 2 3 1 2 8 2 Other expenses (2) - - - - - - 3 4 6 5 18 - Consolidated EBITDA $120 $149 $175 $171 $138 $129 $150 $144 $154 $144 $592 $615 Last Twelve Months (LTM) Reconciliation of Net Income (Loss) to Adjusted EBITDA and Consolidated EBITDA1 1 As defined in our credit agreement 2 Relates to qualifying expenses such as costs of public company registration, listing and compliance, facility start-up and transition costs and other non-recurring expenses as defined under our credit agreement

($ in millions) Q4 2022 Q2 2021 Cash and cash equivalents $246 $401 Undrawn revolver credit facility 475 261 Total Liquidity (Non-GAAP) $721 $662 Long-term term debt $1,148 $1,204 Short-term term debt 7 5 Deferred financing costs 31 38 Gross Debt $1,186 $1,247 Series B Preferred Stock - 585 Less: Cash and cash equivalents (246) (401) Net Debt Including Series B Preferred Stock $940 $1,431 Consolidated EBITDA LTM (Non-GAAP) $592 $615 Net Debt to Consolidated EBITDA LTM (Non-GAAP) 1.59x 2.33x Reconciliation of Liquidity, Long-Term Debt to Net Debt, and Related Ratios 1 1 As defined in our credit agreement

2023 Full Year Low End 2023 Full Year High End Reported net sales (% change) (1%) 7% Foreign currency translation (2%) 1% Net Sales Growth at Constant Currency (Non-GAAP) 1% 6% Full Year 2023 Outlook Reconciliation of Net Sales Growth to Net Sales Growth at Constant Currency

($ in millions) 2023 Full Year Low End 2023 Full Year High End Net Income (GAAP) $255 $300 Net interest expense 103 103 Tax expense 80 95 Depreciation 89 89 EBITDA (Non-GAAP) $527 $587 Non-operating income 1 1 Stock compensation expense 19 19 Repositioning charges 8 8 Adjusted EBITDA (Non-GAAP) $555 $615 Full Year 2023 Outlook Reconciliation of Net Income to Adjusted EBITDA

($ in millions) 2023 Full Year Low End 2023 Full Year High End Net cash provided by operating activities (GAAP) $390 $490 Expenditures for property, plant and equipment (90) (90) Adjusted free cash flow (Non-GAAP) $300 $400 Operating cash flow conversion 153% 163% Adjusted free cash flow conversion 54% 65% Full Year 2023 Outlook Reconciliation of Cash Flow from Operations to Adjusted Free Cash Flow

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